                    SCHEDULE 14A INFORMATION
                         (RULE 14A-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   PEOPLES BANKCORP, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

     5.     Total fee paid:
________________________________________________________________

[  ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement no.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                PEOPLES BANKCORP, INC.
                   825 STATE STREET
              OGDENSBURG, NEW YORK 13669









                    April 10, 1999






Dear Fellow Stockholder:

     You are cordially invited to attend the first Annual Meeting of Stockholders of Peoples Bankcorp, Inc. to be held at the offices of Ogdensburg Federal Savings and Loan Association, 825 State Street, Ogdensburg, New York on Tuesday, May 18, 1999 at 10:00 a.m., local time. Your Board of Directors and Management look forward to personally greeting those stockholders able to attend.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

     WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. On behalf of your Board of Directors, thank you for your interest and support.

                              Sincerely,

                              /s/ Robert E. Wilson

                              Robert E. Wilson
                              President

________________________________________________________________
                PEOPLES BANKCORP, INC.
                   825 STATE STREET
              OGDENSBURG, NEW YORK 13669
                    (315) 393-4340
________________________________________________________________
       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
              TO BE HELD ON MAY 18, 1999
________________________________________________________________

     NOTICE IS HEREBY GIVEN that the first Annual Meeting of Stockholders (the "Meeting") of Peoples Bankcorp, Inc. (the "Company"), will be held at the offices of Ogdensburg Federal Savings and Loan Association, 825 State Street, Ogdensburg, New York at 10:00 a.m. on Tuesday, May 18, 1999.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1.   The election of two directors of the Company; and

          2. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on April 7, 1999, are the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                           BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ Todd R. Mashaw

                           TODD R. MASHAW
                           SECRETARY
Ogdensburg, New York
April 10, 1999


________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE ACT PROMPTLY.
________________________________________________________________

________________________________________________________________
                    PROXY STATEMENT
                          OF
                PEOPLES BANKCORP, INC.
                   825 STATE STREET
              OGDENSBURG, NEW YORK  13669

            ANNUAL MEETING OF STOCKHOLDERS
                     MAY 18, 1999
________________________________________________________________

________________________________________________________________
                        GENERAL
________________________________________________________________

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Peoples Bankcorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the offices of Ogdensburg Federal Savings and Loan Association (the "Association"), 825 State Street, Ogdensburg, New York on Tuesday, May 18, 1999, at 10:00 a.m., local time. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about April 10, 1999.

________________________________________________________________
          VOTING AND REVOCABILITY OF PROXIES
_______________________________________________________________

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company, at the address shown above, by filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Meeting. Proxies marked as abstentions, and shares held in street name which have been designated by brokers on proxies as not voted, will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes will, however, be treated as shares present for purposes of determining whether a quorum is present.

________________________________________________________________
    VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
________________________________________________________________

     The securities entitled to notice of and to vote at the Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on April 7, 1999 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 134,390 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.

     Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") with the Company and the Securities and Exchange Commission ("SEC"). Based on such reports (and certain other written information received by the Company), management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock as of the Record Date. The following table sets forth, as of the Record Date, certain information as to those persons who were the beneficial owners of more than five percent (5%) of the Company's outstanding shares of Common Stock and the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group.

                                               PERCENT OF SHARES
NAME AND ADDRESS         AMOUNT AND NATURE OF   OF COMMON STOCK
OF BENEFICIAL OWNER     BENEFICIAL OWNERSHIP(1)   OUTSTANDING
-------------------     ----------------------- ----------------
[S]                              [C]                   [C]
Paul B. Lee, Jr.                  8,500                 6.32%
765 Meeks Road
Oakland, KY  42189

Peoples Bankcorp, Inc.           10,751 (2)             8.00%
Employee Stock Ownership Plan
825 State Street
Ogdensburg, New York  13669

Robert E. Hentschel
Jolanne K. Hentschel
3897 B State Highway 37
Ogdensburg, NY  13669             7,000 (3)             5.21%

Anthony P. LeBarge, Sr.
Evelyn M. LeBarge
92 Ross Road
Ogdensburg, NY  13669             8,500 (3)             6.32%

George E. Silver
Jane B. Silver
306 Jay Street
Ogdensburg, NY  13669             8,000 (3)             5.95%

Wesley L. Stitt
Janet A. Stitt
7 Annette Street
Heuvelton, NY  13654              8,000 (3)             5.95%

Robert E. Wilson
Barbara R. Wilson
405 Proctor Avenue
Ogdensburg, NY  13669            10,100                 7.51%

All Executive Officers and       43,300 (3)            32.21%
  Directors as a Group
  (6 persons)
[FN]
____________
(1) For purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
    Except as otherwise noted, ownership is direct, and the named persons exercise sole voting and investment power over the shares of the Common Stock.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The trustees of the Peoples Bankcorp, Inc. Employee Stock Ownership Plan (the "ESOP"), currently Directors Hentschel, LeBarge, Silver and Stitt, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received generally are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors. As of the Record Date no shares had been allocated.
(3) Does not include 10,751 unallocated shares held by the ESOP.

[/TABLE]


________________________________________________________________
          PROPOSAL I -- ELECTION OF DIRECTORS
________________________________________________________________

    The Company's Board of Directors is composed of five members. The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors has nominated Robert E. Hentschel and Wesley L. Stitt to serve as a director for a three-year period.

    If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

    Under the Company's Bylaws, directors shall be elected by a plurality of the votes of the shares present in person or by proxy at the Meeting. Votes which are not cast at the Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or against the election of a nominee.

    Unless otherwise specified on the proxy, it is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees.

    The following table sets forth the name of the Board's nominee for election as director of the Company and of those directors who will continue to serve as such after the Meeting. Also set forth is certain other information with respect to each person's age, the year he or she first became a director of the Company's wholly owned subsidiary, the Association, the expiration of his term as a director, and the number and percentage of shares of the Common Stock beneficially owned.
All of the individuals were initially appointed as director of the Company in 1998 in connection with the Company's incorporation.

                                                                         SHARES OF
                                         YEAR FIRST                      COMMON STOCK
                                         ELECTED AS                      BENEFICIALLY
                        AGE AT THE        DIRECTOR       CURRENT TERM    OWNED AT THE     PERCENT OF
NAME                    RECORD DATE   OF THE ASSOCIATION   TO EXPIRE     RECORD DATE (1)     CLASS
----                    -----------   ------------------ ------------    ---------------  ----------
              BOARD NOMINEES FOR TERMS TO EXPIRE IN 2002

Robert E. Hentschel        64               1992             1999             7,000          5.21%
Wesley L. Stitt            69               1980             1999             8,000          5.95

                    DIRECTORS CONTINUING IN OFFICE

Robert E. Wilson           61               1966             2000            10,100          7.51
Anthony P. LeBarge, Sr.    49               1991             2001             8,500          6.32
George E. Silver           58               1989             2001             8,000          5.95

_______________
(1)  Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual's household; stock allocated through certain employee benefit plans of the Company; stock in which the individual either has or shares voting and/or investment power and shares which the individual has the right to acquire at any time within 60 days of the Record Date.  Each person or relative of such person whose shares are included herein exercises sole or shared voting and dispositive power as to the shares reported.  The ESOP trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participants.  Unallocated shares and allocated shares for which no timely direction is received are voted by the ESOP trustees in proportion to the participant-directed voting of allocated shares.


     The principal occupation of each director of the Company for the last five years is set forth below.

     ROBERT E. HENTSCHEL serves as our Chairman of the Board of Directors. He is a general surgeon in private practice and has been the Regional Medical Director of the New York State Department of Corrections, Riverview Corrections Facility, since 1984. He is a Board member and past president of the Remington Art Museum and is a Board member of AAA Automobile Travel Club.

     WESLEY L. STITT has been retired since 1990. Prior to his retirement, he was the Superintendent of Schools of the Ogdensburg City Schools. He is Vice President of Remington Endowment Board, a Trustee of the Remington Art Museum, Chairman of S.U.N.Y. Canton College Council and Vice President of Augsbury Institute. He is also a member of Heuvelton Development Committee, Rural Rehabilitation Committee and the Institute of Ethical Behavior.

     ROBERT E. WILSON has served as our President and Chief Executive Officer since 1963. He is a former member of the Ogdensburg City School Board having served 15 years with two terms as President and two terms as Vice President. He was a member of Kiwanis International for 15 years and served on their Board of Directors. For 25 years he participated in the Kiwanis youth activity programs.

     ANTHONY P. LEBARGE served as our Chairman of the Board until January 1998. He is the general manger of Noco Energy
Corp. He is a member of S.U.N.Y. Canton College Council and the Masonic Lodge No. 128.

     GEORGE E. SILVER is an attorney for the law firm of Silver and Silver, and a judge for the Office of Court Administration. He served as Chairman of the Board from 1994 to 1995. He is a member of the Board of Directors of A. Barton Hepburn Hospital and the Board of Directors of Ogdensburg Rescue Squad. He is also President Emeritus of the Board of Trustees of the Remington Art Museum.

EXECUTIVE OFFICERS WHO IS NOT A DIRECTOR

     The following sets forth information including his age as of the Record Date with respect to the sole executive officer of the Company who does not sit on the Board of Directors.
Executive officers are appointed annually by the Board of Directors.

     TODD R. MASHAW has served as Vice President since 1989. He has been a member of the Board of Assessment and Review for the City of Ogdensburg since 1995 and has been a member of S.U.N.Y. Canton College Business Administration Advisory Committee since 1991. He has also coached Kiwanis Baseball and is active in bringing a community-built playground to the City of Ogdensburg.

________________________________________________________________
   MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
________________________________________________________________

     The Board of Directors conducts its business through meetings of the board and through activities of its committees. During the year ended December 31, 1998, the board of directors held 12 regular meetings and 17 special meetings. No director attended fewer than 75% of the total meetings of the board of directors and committees on which such director served during the year ended December 31, 1998.


________________________________________________________________
                EXECUTIVE COMPENSATION
________________________________________________________________

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company and the Association. No other employee earned in excess of $100,000 for the year ended December 31, 1998.

                                    ANNUAL COMPENSATION
    NAME AND         FISCAL         -------------------      ALL OTHER
PRINCIPAL POSITION    YEAR          SALARY        BONUS    COMPENSATION(1)
------------------   ------         ------        -----    ---------------
Robert E. Wilson      1998           $79,800      $3,900       $13,058
                      1997            74,685       3,650        12,107

________
(1)  Consists of board fees $8,450 and matching contributions to the 401(k) plan.

     EMPLOYMENT AGREEMENT. The Association has entered into an employment agreement with Robert E. Wilson, President and Chief Executive Officer. Mr. Wilson's base salary under the
employment agreement is $78,000.   The employment agreement has
a term of three years. The agreement is terminable by the Association for "just cause" as defined in the agreement. If the Association terminates Mr. Wilson without just cause or if Mr. Wilson terminates his employment for "good reason," he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement, plus an additional 12 months. The employment agreement also contains a provision stating that in the event of the termination of employment in connection with any change in control of the Company or the Association, Mr. Wilson will be paid a lump sum amount equal to 2.99 times his five year average annual taxable cash compensation. If such payments had been made under the agreement as of December 31, 1998, such payments would have equaled approximately $225,010. The aggregate payments that would have been made to him would be an expense to the Association, thereby reducing net income and capital by that amount. The agreement may be renewed annually by the board of directors upon a determination of satisfactory performance within the board's sole discretion. If Mr. Wilson shall become disabled during the term of his respective agreement, he shall continue to receive payment of 100% of the base salary for a period of up to 180 days. Such payments shall not be reduced by any other benefit payments made under other disability program in effect for employees. If Mr. Wilson's employment terminates for a reason other than just cause, he will be entitled to purchase family medical insurance through any group health plan maintained by the Association.

________________________________________________________________
                DIRECTORS' COMPENSATION
________________________________________________________________

     Each of the directors is paid a fee of $550 ($575 for the Chairman) per regular monthly meeting of the Association's Board attended and are paid for one missed regular or annual meeting. In addition, they receive a fee of $100 per executive committee meeting attended. Directors also receive a fee of $100 per quarterly meeting of the Company's Board of Directors. Total aggregate fees paid to the current directors for the year ended December 31, 1998 were $42,575.


________________________________________________________________
             TRANSACTIONS WITH MANAGEMENT
________________________________________________________________

     During the year ended December 31, 1998, certain officers and directors had loans from the Association in amounts exceeding $60,000. All of such loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

________________________________________________________________
        RELATIONSHIP WITH INDEPENDENT AUDITORS
________________________________________________________________

     KPMG LLP was the Company's independent certified public accountant for the 1997 fiscal year. Effective January 1, 1999, the Company, with the approval of its Board of Directors, engaged Morrow & Poulsen, P.C to serve as its independent auditors. KPMG LLP's reports on the financial statements of the Association for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. There have not been any disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of such disagreement in connection with its report.

     Morrow & Poulsen, P.C. was the Company's independent certified public accountants for the 1998 fiscal year. The Board of Directors presently intends to renew the Company's arrangement with Morrow & Poulsen, P.C. to be its independent certified public accountant for the fiscal year ending December 31, 1999. A representative of Morrow & Poulsen, P.C. is expected to be present at the Meeting to respond to appropriate questions and to make a statement if desired.

________________________________________________________________
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based on the Company's review of such reports which the Company received during the last fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Company believes that, during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements.

________________________________________________________________
                     OTHER MATTERS
________________________________________________________________

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of the Board of Directors.


________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

     It is expected that the Company's 2000 Annual Meeting of Stockholders will be held in May 2000. In order to be eligible to be considered for inclusion in the Company's proxy materials for such Annual Meeting, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 825 State Street, Ogdensburg, New York 13669, no later than December 13, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     Stockholder proposals to be considered at such Annual Meeting, other than those submitted pursuant to the Exchange Act, must be stated in writing, delivered or mailed to the Secretary of the Company, not less than thirty days nor more than sixty days prior to the date of the Annual Meeting. If less than forty days' notice of the meeting is given to stockholders, such notice shall be delivered or mailed to the Secretary not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.


                        BY ORDER OF THE BOARD OF DIRECTORS

                        /s/ Todd R. Mashaw

                        TODD R. MASHAW
                        SECRETARY
Ogdensburg, New York
April 10, 1999

________________________________________________________________
                      FORM 10-KSB
________________________________________________________________

       A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, PEOPLES BANKCORP, INC., 825 STATE STREET, OGDENSBURG, NEW YORK 13669.
________________________________________________________________



                    REVOCABLE PROXY
                PEOPLES BANKCORP, INC.
                 OGDENSBURG, NEW YORK

________________________________________________________________
            ANNUAL MEETING OF STOCKHOLDERS
                     MAY 18, 1999
________________________________________________________________


       The undersigned hereby appoints Anthony P. LeBarge, Sr., George E. Silver and Robert E. Wilson, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of common stock of Peoples Bankcorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the offices of Ogdensburg Federal Savings and Loan Association, 825 State Street, Ogdensburg, New York, on Tuesday, May 18, 1999 at 10:00 a.m., local time, and at any and all adjournments thereof, as follows:

                                                       VOTE
                                          FOR        WITHHELD
                                          ---        --------

1.  The election as directors of all
    nominees listed below (except as
    marked to the contrary below).        [  ]         [  ]

    Robert E. Hentschel
    Wesley L. Stitt

    INSTRUCTION:  TO WITHHOLD YOUR VOTE
    FOR THE NOMINEE, INSERT HIS NAME ON THE
    LINE PROVIDED BELOW.

    _________________________


       The Board of Directors recommends a vote "FOR" the nominees listed above.

________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.
________________________________________________________________
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   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


    Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

       The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual
Meeting of Stockholders, a proxy statement dated April 10, 1999 and an annual report.

Dated: __________________, 1999


______________________________     _____________________________
PRINT NAME OF STOCKHOLDER          PRINT NAME OF STOCKHOLDER


______________________________     _____________________________
   SIGNATURE OF STOCKHOLDER           SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
If shares are held jointly, each holder should sign.



________________________________________________________________
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.
________________________________________________________________